Exhibit 21.1

Subsidiary	State of Organization
101 Carnegie Center Associates	New Jersey
17M Associates	District of Columbia
191 Spring Street Trust	Massachusetts
206 Associates Limited Partnership	New Jersey
210 Associates Limited Partnership	New Jersey
211 Associates Limited Partnership	New Jersey
30 Shattuck Road LLC	Delaware
40-46 Harvard Street Trust	Massachusetts
90 Church Street Limited Partnership	Delaware
91 Hartwell Avenue Trust	Massachusetts
92 Hayden Avenue Trust	Massachusetts
Big Apple Associates Limited Partnership	Delaware
Billerica Road LLC	Delaware
Billerica Road Member LLC	Delaware
Boston Properties Limited Partnership	Delaware
Boston Properties LLC	Delaware
Boston Properties Management, Inc.	Delaware
Boston Properties Office Value-Added Fund, L.P.	Delaware
Boston Properties TRS, Inc.	Delaware
BP 111 Huntington Ave LLC	Delaware
BP 1330 Connecticut Avenue LLC	Delaware
BP 1333 New Hampshire Avenue LLC	Delaware
BP 140 Kendrick Street LLC	Delaware
BP 140 Kendrick Street Property LLC	Delaware
BP 20 F Street Limited Partnership	Delaware
BP 201 Spring Street LLC	Delaware
BP 280 Park Avenue LLC	Delaware
BP 280 Park Avenue Manager Corp.	Delaware
BP 280 Park Avenue Mezzanine LLC	Delaware
BP 303 Almaden Associates LLC	Delaware
BP 399 Park Avenue LLC	Delaware
BP 8th Avenue Associates LLC	Delaware
BP 99 Third Avenue LLC	Delaware
BP Almaden Associates LLC	Delaware
BP Belvidere LLC	Delaware
BP Crane Meadow, L.L.C.	Delaware
BP East Garage LLC	Delaware
BP EC1 Holdings LLC	Delaware
BP EC2 Holdings LLC	Delaware
BP EC3 Holdings LLC	Delaware
BP EC4 Holdings LLC	Delaware
BP Five CC LLC	Delaware
BP Four CC LLC	Delaware
BP Fourth Avenue, L.L.C.	Delaware
BP Gateway Center LLC	Delaware
BP Hotel LLC	Delaware
BP II LLC	Delaware
BP III LLC	Delaware
BP Lex LLC	Delaware
BP Management, L.P.	Delaware

Subsidiary	State of Organization
BP New Dominion Technology Office Park II, LLC	Delaware
BP New York TRS LLC	Delaware
BP Office Fund REIT, Inc.	Maryland
BP Office Value-Added LLC	Delaware
BP Prospect Place LLC	Delaware
BP Prucenter Acquisition LLC	Delaware
BP Prucenter Development LLC	Delaware
BP Prucenter Fairfield LLC	Delaware
BP Realty New Jersey LLC	New Jersey
BP Reston Eastgate LLC	Delaware
BP Seven Cambridge Center LLC	Delaware
BP Supermarket LLC	Delaware
BP Third Avenue LLC	Delaware
BP Times Square Tower Mezzanine LLC	Delaware
BP Weston Quarry LLC	Delaware
BP Zanker Road LLC	Delaware
BP/CG Member I LLC	Delaware
BP/CG Member II LLC	Delaware
BP/CG Member III LLC	Delaware
BP/CGCenter Acquisition Co. LLC	Delaware
BP/CGCenter I LLC	Delaware
BP/CGCenter II LLC	Delaware
BP/CGCenter MM LLC	Delaware
BP/CGCenter MM2 LLC	Delaware
BP/CRF 265 Franklin Street Holdings LLC	Delaware
BP/CRF 265 Franklin Street LLC	Delaware
BP/CRF 265 Franklin Street Manager Corp.	Delaware
BP/CRF 265 Franklin Street Mezzanine LLC	Delaware
BP/CRF 901 New York Avenue LLC	Delaware
BP/DC Properties, Inc.	Maryland
BP/DC REIT LLC	Delaware
Cambridge Center North Trust	Massachusetts
Cambridge Center West Associates Limited Partnership	Massachusetts
Cambridge Center West Garage LLC	Delaware
Cambridge Center West Trust	Massachusetts
Carnegie 214 Associates Limited Partnership	New Jersey
Carnegie 504 Associates	New Jersey
Carnegie 506 Associates	New Jersey
Carnegie 508 Associates	New Jersey
Carnegie 510 Associates, L.L.C.	Delaware
Carnegie Center Associates	New Jersey
Circle Star LLC	Delaware
CRF Met Square LLC	Delaware
Democracy Associates Limited Partnership	Maryland
Democracy Financing, LLC	Delaware
Discovery Square, L.L.C.	Delaware
Downtown Boston Properties Trust	Massachusetts
Elandzee Trust	Massachusetts
Eleven Cambridge Center Trust	Massachusetts
Embarcadero Center Associates	California
Embarcadero Center, Inc.	California
Four Embarcadero Center Venture	California

Subsidiary	State of Organization
Fourteen Cambridge Center Trust	Massachusetts
Gateway Center LLC	Delaware
Gladden Properties LLC	Delaware
Gladden Properties I LLC	Delaware
Gladden Properties II LLC	Delaware
Hayden Office Trust	Massachusetts
IXP, LLC	Vermont
Jones Road Development Associates LLC	Delaware
KEG I Associates, LLC	Delaware
Lexreal Associates Limited Partnership	New York
LKE BP Fourth Avenue Limited Partnership	Massachusetts
Mall Road Trust	Massachusetts
Market Square North Associates Limited Partnership	Delaware
MBZ-Lex Trust	Massachusetts
MGA Virginia 85-1 Limited Partnership	Virginia
MGA Virginia 86-1 Limited Partnership	Virginia
MGA Virginia 86-2 Limited Partnership	Virginia
Montgomery Village Avenue Joint Venture Limited Partnership	Maryland
New Dominion Technology Corp.	Delaware
New Dominion Technology Park II LLC	Delaware
New Dominion Technology Park LLC	Delaware
No. 1 Times Square Development LLC	Delaware
No. 5 Times Square Development LLC	Delaware
Ocean View Development Company Limited Partnership	District of Columbia
One Cambridge Center Trust	Massachusetts
One Embarcadero Center Venture	California
One Freedom Square, L.L.C.	Delaware
Princeton 202 Associates Limited Partnership	New Jersey
Princeton Childcare Associates Limited Partnership	New Jersey
RBP 45th Associates LLC	New York
Reston Corporate Center Limited Partnership	Virginia
Reston Streets LLC	Delaware
Reston Town Center Office Park Phase One Limited Partnership	Virginia
Reston VA 939, L.L.C.	Delaware
School Street Associates Limited Partnership	District of Columbia
SCV Partners	New Jersey
South of Market LLC	Delaware
South of Market Garage LLC	Delaware
Springfield Metro Center II, LLC	Delaware
Square 407 Limited Partnership	District of Columbia
Stony Brook Associates LLC	Delaware
Ten Cambridge Center Trust	Massachusetts
The Double B Partnership	Massachusetts
The Double B Trust	Massachusetts
The Metropolitan Square Associates LLC	District of Columbia
Three Cambridge Center Trust	Massachusetts
Three Embarcadero Center Venture	California
Times Square Tower Associates LLC	Delaware
Tower Oaks Financing LLC	Delaware
Tracer Lane Trust II	Massachusetts
Two Cambridge Center Trust	Massachusetts
Two Freedom Square, L.L.C.	Delaware

Subsidiary	State of Organization
Washingtonian North Associates Limited Partnership	Maryland
Wisconsin Place Office LLC	Delaware
Wisconsin Place Office Manager LLC	Delaware
Wisconsin Place Retail LLC	Delaware
Worldgate Member LLC	Delaware
Worldgate Plaza LLC	Delaware
WP Borrower LLC	Delaware
WP Trust	Massachusetts
WP Project Developer LLC	Delaware
Zee Bee Trust II	Massachusetts
Zee Em Trust II	Massachusetts